UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 10-D
ASSET-BACKED ISSUER
DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
FOR THE MONTHLY REPORTING PERIOD FROM APRIL 1, 2009 THROUGH APRIL  30, 2009
COMMISSION FILE NUMBERS OF ISSUING ENTITY: 333-141065 and 333-32874
Advanta Business Card Master Trust
(Exact name of issuing entity as specified in its charter)
(Issuing entity in respect of the Notes)
Advanta Business Receivables Corp.
(Exact name of depositor as specified in its charter)
Advanta Bank Corp.
(Exact name of sponsor as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization of the issuing entity)
c/o Wilmington Trust Company,
Rodney Square North
1100 North Market St.
Wilmington, DE, 19890
(Address of principal executive offices of issuing entity)
(302) 651-8951
(Telephone number, including area code)
23-2852207
(I.R.S. Employer Identification No. Issuing Entity)
N/A
(Former name, former address, if changed since last report)
Each class of Notes to which this report on Form 10-D relates is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934. The title of each class of Notes to which this report on Form 10-D relates is set forth in Exhibit 99.2 hereto.
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

     PART I. Distribution Information
Item 1. Distribution and Pool Performance Information:
Response to Item 1 is set forth in Exhibit 99.
     PART II. Other Information
Item 8.01. Other Information
Defined terms used in this 10-D but not defined herein have the meanings ascribed to them in Advanta Business Card Master Trust Master Indenture, the Transfer and Servicing Agreement or the AdvantaSeries Indenture Supplement.
As of April 30, 2009 the Advanta Business Card Master Trust (“ABCMT”) total Receivables balance was $4.5 billion.
During the April 2009 Monthly Period, Advanta Corp. purchased charged off receivables, generating $7.5 million of additional recovery proceeds for the Trust. These additional recoveries increased the yield related to recoveries from .45% to 2.48%. The default rate for the April 2009 Monthly Period was 20.15% compared to 17.31% for the March 2009 Monthly Period. The aggregate outstanding balance of Accounts which were delinquent 90 days or greater as of the end of the April 2009 Monthly Period was 5.97% of total Receivables as compared to 5.96% as of the end of the March 2009 Monthly Period. The aggregate outstanding balance of Accounts which were delinquent 30 days or greater as of the end of the April 2009 Monthly Period was 11.54% of total Receivables as compared to 11.92% as of the end of the March 2009 Monthly Period.
As of the May 2009 Payment Date, the AdvantaSeries Monthly Excess Spread Amount was negative $1,487,349 (-.46%) and the average Excess Spread Amount for the preceding three Monthly Periods was $2,786,316 (.82%). A Spread Account withdrawal in the amount of $1,487,349 was needed to cover AdvantaSeries Defaulted Amounts. After this withdrawal there is $8.4 million on deposit in the Spread Account. The Required Spread Account Amount is $136.8 million.
In accordance with the terms of the respective AdvantaSeries Terms Document, the Accumulation Period for the following tranches has been postponed to begin on the dates indicated below. If an AdvantaSeries Payout Event commences before the applicable start of its accumulation period, these tranches may not begin their accumulation period on the dates indicated below. If an AdvantaSeries Payout Event commences before the Expected Final Principal Payment Dates indicated below certain tranches will receive principal payments later than, and others earlier than, the Expected Final Principal Payment Dates indicated below.

	Postponed Start of	Expected Final
AdvantaSeries Tranche	Accumulation Period	Principal Payment Date
AdvantaSeries Class A(2005-A5)	March 31, 2009	May 20, 2009*
AdvantaSeries Class A(2006-A3)	April 30, 2009	June 22, 2009
AdvantaSeries Class A(2008-A3)	May 31, 2009	July 20, 2009
AdvantaSeries Class B(2006-B1)	June 30, 2009	August 20, 2009
AdvantaSeries Class D(2004-D1)	August 31, 2009	October 20, 2009
AdvantaSeries Class C(2004-C1)	August 31, 2009	October 20, 2009

	Postponed Start of	Expected Final
AdvantaSeries Tranche	Accumulation Period	Principal Payment Date
AdvantaSeries Class A(2006-A5)	August 31, 2009	October 20, 2009
AdvantaSeries Class D(2006-D3)	August 31, 2009	October 20, 2009
AdvantaSeries Class A(2006-A7)	September 30, 2009	November 20, 2009
AdvantaSeries Class D(2007-D1)	December 31, 2009	February 22, 2010
AdvantaSeries Class B(2005-B1)	January 31, 2010	March 22, 2010
AdvantaSeries Class A(2007-A2)	February 28, 2010	April 20, 2010
AdvantaSeries Class A(2007-A4)	March 31, 2010	May 20, 2010

*	Paid in full today May 20, 2009
The Accumulation Amount of $250 million with respect to the May Monthly Period is currently on deposit in the Collection Account.
On May 11, 2009, Advanta Corp. announced that, based on expectations for the ABCMT’s performance during the May Monthly period, an AdvantaSeries Payout Event is expected to occur for all outstanding Notes. Following the occurrence of the AdvantaSeries Payout Event, all Accounts are expected to be closed to future use.
In addition, on May 11, 2009, Advanta Bank Corp. announced its Offer to Purchase up to $1.4 billion maximum payment amount for $2.65 billion of outstanding AdvantaSeries Class A Notes. The purchase price being offered is a price of not less than 65% nor greater than 75% (including the early participation payment). The Offer to Purchase will expire at 5:00 pm New York City (“NYC”) time on June 10, 2009, but Holders have the ability to tender Class A Notes on or before 5:00 pm NYC time on May 27, 2009 and receive an early participation payment.
Each month, credit card customers whose receivables are part of ABCMT and had a payment due, make payments ranging from less than their minimum payment due to payment of more than their full outstanding balance. The chart below indicates, for the billing periods in January 2009 through April 2009, the percentage of the number of accounts and the percentage of the total amount of payments received that fall into various payment categories. The payment categories are determined by comparing the payments received in the billing period to the amount due in the prior billing period. For example, approximately 33.5% — 34.3% of the accounts (“Transactor Accounts”) paid their full outstanding balance amount or more, and these payments represent 68.4% — 69.8% of the total amount of payments received in these billing periods.

Percent of Total
	Percent of Accounts	Payments Received
Paid less than Minimum Amount Due	12.7% – 13.9%	1.2% – 1.5%
Paid Minimum Amount Due	12.6% – 13.7%	2.8% – 3.2%
Paid more than Minimum Due but less than Full Balance	39.2% – 40.0%	26.0% – 27.2%
Paid Full Balance or More	33.5% – 34.3%	68.4% – 69.8%

To describe this a little further, without the payments received from Transactor Accounts, payment rates for the periods January 2009 through April 2009 would have been 68.4% to 69.8% lower than those reported. Principal payment rates reported for the Trust for these billing periods were between 17.6% and 19.5%. Reducing this for Transactor Account payments, we estimate that the payment rates for these billing periods would have been between 5.3% and 6.1%. Since Transactor Accounts generally pay-off in one month, we would not expect this higher level of payments after the first month once early amortization begins.
The website containing the Advanta Business Card Managed Portfolio static pool data (www.advanta.com/staticpool) was updated on May 11, 2009 to include first quarter 2009 information.
On May 13, 2009 Standard & Poor’s lowered their ratings on all outstanding classes of notes issued from Advanta Business Card Master Trust and put them on credit watch negative. Ratings changes are as follows:
Class A notes: AA to BBB- / negative watch
Class B notes: BBB+ to BB- / negative watch
Class C notes: BB+ to B- / negative watch
Class D notes: B+ to CCC / negative watch
On May 15, 2009 Moody’s lowered their ratings on 23 tranches of publicly offered AdvantaSeries notes. Rating Changes are as follows:
Class A notes: Baa2 to Ba2 / review for possible downgrade
Class B notes: B3 to Ca
Class C notes: Caa2 to C
Class D notes: Caa3 to C

Item 9 — Exhibits
Item 9.01 (c). Exhibits
The following is filed as an exhibit to this Report under Exhibit 99:
99.1	AdvantaSeries Asset Backed Notes – Monthly Noteholder’s Statement for the Monthly Period of April 1, 2009 through April 30, 2009

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANTA BUSINESS RECEIVABLES CORP. (Depositor)

By:	/s/ Susan A. McVeigh
Name:	Susan A. McVeigh
Title:	Vice President and Treasurer

ADVANTA BANK CORP. (Servicer)

By:	/s/ Michael Coco
Name:	Michael Coco
Title:	Vice President and Treasurer
Dated: May 20, 2009

Exhibit Index
Exhibit No.
The following is filed as an exhibit to this Report under Exhibit 99:
99.1	AdvantaSeries Asset Backed Notes – Monthly Noteholder’s Statement for the Monthly Period of April 1, 2009 through April 30, 2009

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